                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         STONEBRIDGE GROWTH FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        STONEBRIDGE GROWTH FUND, INC.

                      1801 Century Park East, Suite 1800
                            Los Angeles, CA  90067



July 1, 1997

Dear Shareholders:

Please find enclosed information regarding changes we are proposing in order to update both the Advisory and Administrative components of the Stonebridge Growth Fund, Inc. This is the culmination of a process we began last year to examine every aspect of the investment and administrative features of the Fund. Our overall objective is to make use of the best available service providers to our Stockholders as well as manage the Fund's expenses to an optimum level. As part of this process, Stonebridge Capital Management, Inc. has agreed to an annual expense cap that limits total Fund expenses to 1.5%. This expense cap is slightly below the Fund's historical five-year expense ratio average of 1.55%.

Attached to the enclosed Proxy Statement is an updated Investment Advisory Agreement between the Fund and Stonebridge Capital Management, Inc. The purpose of this revision in the Investment Advisory Agreement is to create an arrangement wherein Stonebridge Capital Management is directly responsible to your Board of Directors as the Investment Manager responsible for day-to-day investment implementation and investment strategy. In the past, Stonebridge was a "sub-adviser" to the Fund and therefore responsible to a third party other than your Board of Directors.

We believe this change will improve the Board's ability to oversee the investment management process. The proposed Investment Advisory Agreement increases Stonebridge Capital Management's fees so that it is compensated at a competitive market rate and should provide it with the incentive to continue to invest in the investment management process as well as work to grow the size of our Fund. It is our sincere belief that the end result will be a greatly increased level of service and accessibility for our Stockholders, including a well-staffed, toll-free telephone service.

Included on this year's slate of Directors is Mr. William H. Taylor II.
Mr. Taylor has served with distinction on the Board of Directors for the Stonebridge Aggressive Growth Fund, Inc. for over fourteen years. He is an experienced venture capitalist and provides valuable insight into the world of technology. We are pleased he is willing to serve on the Stonebridge Growth Fund Board of Directors in addition to his other responsibilities.

Thank you for taking the time to review the enclosed information. In addition to the Board's recommendation, I would like to ask for your support in helping us make these changes. Please be sure to cast your ballot in the enclosed postage prepaid envelope.

Sincerely,
STONEBRIDGE GROWTH FUND, INC.

Debra L. Newman
President

                        STONEBRIDGE GROWTH FUND, INC.

                      1801 Century Park East, Suite 1800
                            Los Angeles, CA 90067


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held July 23, 1997



    The Annual Meeting of Stockholders of Stonebridge Growth Fund, Inc., a Delaware corporation (the "Fund"), will be held in Suite 1800, 1801 Century Park East, Los Angeles, California, on July 23, 1997, at 3:00 p.m., Los Angeles time, for the following purposes:

1.  To elect a board of five directors.

2. To approve a new Investment Advisory Agreement between the Fund and Stonebridge Capital Management, Incorporated (the "Adviser").

3. To ratify the selection by the Board of Directors of Hein + Associates as independent public accountants for the fiscal year ending November 30, 1997.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The close of business on May 30, 1997 has been fixed as the record date for the determination of stockholders entitled to vote at the meeting, and only holders of shares of capital stock of record at the close of business on that date will be entitled to vote.

If you do not expect to be present at the meeting, please sign, fill in and return the enclosed Proxy.


Debra L. Newman
President


Los Angeles, California
July 1, 1997

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. A PROXY CARD IS ENCLOSED. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

THE DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

      INSTRUCTIONS FOR EXECUTING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS. Sign your name exactly as it appears on the proxy card.

     2. JOINT ACCOUNTS. Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

     3. ALL OTHER ACCOUNTS. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

Registration                                    Valid Signature
------------                                    ---------------
CORPORATE ACCOUNTS
(1)  ABC Corp.                                  (1)  ABC Corp.
                                                     John Doe, Treasurer

(2)  ABC Corp.                                  (2)  John Doe
     c/o John Doe, Treasurer

(3)  ABC Corp. Profit Sharing Plan              (3)  John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC Trust                                  (1)  Jane B. Doe, Trustee

(2)  Jane B. Doe, Trustee                       (2)  Jane B. Doe
     u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                       (1)  John B. Smith
     f/b/o John B. Smith, Jr. UGMA

(2)  John B. Smith, Jr.                         (2)  John B. Smith, Executor

                        STONEBRIDGE GROWTH FUND, INC.

                      1801 Century Park East, Suite 1800
                        Los Angeles, California 90067



                              PROXY STATEMENT



                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 23, 1997



    The enclosed Proxy is solicited by the Board of Directors of Stonebridge Growth Fund, Inc., a Delaware corporation (the "Fund"), in connection with the Annual Meeting of Stockholders to be held on July 23, 1997 (the "Annual Meeting") in Suite 1800, 1801 Century Park East, Los Angeles, California at 3:00 p.m., Los Angeles time.

    Where specific instructions are given, Proxies will be voted in accordance with those instructions. In the absence of instructions, the persons named therein will vote in accordance with their discretion, which they intend to exercise in favor of the proposals set forth in this Proxy Statement. Any person giving a Proxy hereunder may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Fund an instrument revoking it or a duly executed Proxy bearing a later date, or by voting in person at the Annual Meeting.

    This Proxy Statement is being mailed to stockholders on or about July 1, 1997. An Annual Report (the "Annual Report") for the year ended November 30, 1996 was mailed to stockholders on or about January 31, 1997. The Fund will furnish to stockholders, without charge, a copy of the Annual Report and the Fund's most recent semi-annual report, if any, succeeding the Annual Report. All such requests should be directed to Debra L. Newman, President, Stonebridge Growth Fund, Inc. in writing at the address above or by telephone at (310) 277-1450, and may be made by collect call.

                  OUTSTANDING SHARES AND VOTING REQUIREMENTS

    On May 30, 1997, the record date for stockholders entitled to vote at the Annual Meeting, there were outstanding 2,582,283 shares of capital stock of the Fund, all of one class. Each share is entitled to one vote and, in the election of directors, stockholders have the right to cumulate their votes. Management of the Fund knows of no person who owns beneficially 5% or more of the outstanding capital stock of the Fund.

    With respect to Proposal No. 1, under the cumulative voting method, a stockholder is entitled to cast a total number of votes equal to the number of directors to be elected multiplied by the total number of votes to which his or her shares are entitled. These votes may be cast for one candidate or distributed among any number of candidates. The five candidates receiving the highest number of votes will be elected. If all shares outstanding on the record date are voted, ownership of 430,382 shares is sufficient to enable a stockholder to elect one director. The enclosed form of Proxy includes discretionary authority for the proxies to cumulate votes. If a stockholder wishes to cumulate his or her votes on the enclosed Proxy card instead of allowing the proxies this discretion, he or she should multiply the number of shares he or she owned on the record date by five to determine the total number of votes to which he or she is entitled. This number of votes, but no more, may be distributed among any or all of the five nominees named below in such proportion as the stockholder desires. Not all votes need be cast. If cumulative voting is used by the stockholder, only the number of votes marked on the Proxy card in accordance with these instructions will be counted.

     Approval of Proposal No. 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, a vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Annual Meeting or represented by Proxy if the holders of more than 50% of the outstanding shares are present or represented by Proxy, or (b) more than 50% of the outstanding shares.

     Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the Proposal.

     Absentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In matters other than the election of directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    In the event that sufficient votes in favor of a proposal are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of capital stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment or adjournments.


                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

    It is proposed to elect the following five directors at the Annual Meeting who will serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Votes pursuant to Proxies will be cast for the five nominees named below, all of whom are presently directors of the Fund and have served continuously in this capacity since the dates indicated opposite their respective names. If any of the nominees for director should be unable to serve, which is not anticipated, Proxies will be voted for such substitute nominees as may be nominated by the Fund's Board of Directors, unless otherwise instructed.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                            OWNED
                                                                                         DIRECTLY OR
                            POSITIONS WITH FUND, PRINCIPAL OCCUPATIONS      DIRECTOR     INDIRECTLY
  NAME OF NOMINEE     AGE   DURING PAST FIVE YEARS AND ADDRESS               SINCE      MAY 30, 1997
----------------------------------------------------------------------------------------------------
Richard C. Barrett*    55   Vice President of Stonebridge Aggressive          1982
                            Growth Fund, Inc.; President and Director of
                            Stonebridge Capital Management, Inc. -
                            1801 Century Park East, Suite 1800, Los
                            Angeles, CA  90067

Selvyn B. Bleifer, MD  67   Physician, Cardio Vascular Medical Group;         1985          508.850
                            Director of Stonebridge Aggressive Growth Fund,
                            Inc. - 414 N. Camden Dr., Beverly Hills, CA  90212

Marvin Freedman        71   Certified Public Accountant, Freedman             1995        2,433.680
                            Broder & Angen; Director of Stonebridge
                            Aggressive Growth Fund, Inc. - 2501
                            Colorado Avenue, Suite 350, Santa Monica,
                            CA  90404

Charles F. Haas        83   Private investor; retired motion picture and      1996
                            television director; Director of Stonebridge
                            Aggressive Growth Fund, Inc. - 12626
                            Hortense Street, Studio City, CA 91604

William H. Taylor II   58   General Partner of Taylor & Company, a venture
                            capital organization; Director of Oncor, Inc.;
                            Formerly  Executive Vice President of BEI
                            Electronics, Inc.; Director of Stonebridge
                            Aggressive Growth Fund, Inc. - 18730 Canyon Road,
                            Sonoma, CA  95476

------------------
    * "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his position with the Fund's investment adviser, Stonebridge Capital Management, Inc.

    During the fiscal year ended November 30, 1996, the Fund's Board of Directors held 3 meetings. All of the incumbent directors attended at least 75% of the meetings. The Fund does not have an audit, nominating or compensation committee of the Board of Directors.

    As of May 30, 1997, the current directors and officers of the Fund, as a group, owned beneficially 2,942.530 shares of stock of the Fund, which constituted approximately .1% of the Fund's outstanding shares. No one officer or director or nominee for director owns more than 1% of the Fund's outstanding shares. No director or officer has any family relationship with another.

    All current directors and officers of the Fund as a group, which consisted of 8 persons, received direct remuneration of $1,750 in the aggregate during the fiscal year ended November 30, 1996 paid by the Fund. Each director who is not an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "Act")) is entitled to receive from the Fund $250 for each meeting of the Board of Directors attended, and is not entitled to separate compensation for attendance at meetings of committees of the Board of Directors.

    The following table sets forth more detailed compensation information for the current directors of the Fund during the fiscal year ended November 30, 1996:

                                                 TOTAL COMPENSATION
                        AGGREGATE    PENSION OR     FROM FUND AND
                       COMPENSATION  RETIREMENT  FUND COMPLEX, PAID
    DIRECTOR            FROM FUND     BENEFITS      TO DIRECTORS*
--------------------------------------------------------------------
Richard C. Barrett         $  0        $   0           $  0
Selvyn B. Bleifer, MD      $500        $   0           $600
Marvin Freedman            $750        $   0           $900
Charles F. Haas            $500        $   0           $650

-----------------
* Stonebridge Aggressive Growth Fund, Inc. and the Fund comprise a "Fund Complex" as such term is defined in Item 22(a)(1)(v) of Rule 14a-1 of the Securities Exchange Act of 1934, because they have the same investment adviser.

MANAGEMENT

    The following is information with respect to the executive officers of the Fund other than those listed above:


NAME AND POSITION                      PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------
Debra L. Newman, President             Executive Vice President, Chief Financial Officer,
Age 41                                 Secretary and Managing Director, Stonebridge Capital
                                       Management, Incorporated; Vice President and Treasurer,
                                       Stonebridge Aggressive Growth Fund, Inc.

Michael J.B. Stone, Vice President     Vice President, Preferred Financial Corp.; President and
Age 52                                 Director, Industry Savings Plans, Inc.; President and
                                       Director, NIF Management Co., Inc.

Joanne E. Ashton, Treasurer            Treasurer and Assistant Secretary; Secretary-Treasurer,
Age 41                                 Industry Savings Plans, Inc. -- 5990 Greenwood Plaza
                                       Boulevard, Englewood, Colorado  80111; Secretary-
                                       Treasurer, NIF Management Company, Inc.; Controller,
                                       Preferred Financial Corp.

All of the officers serve at the discretion of the Fund's Board of Directors.



                                PROPOSAL NO. 2
                         APPROVAL OF A NEW INVESTMENT
                               ADVISORY AGREEMENT


  BACKGROUND OF PROPOSAL

     The Board of Directors has approved a new Investment Advisory Agreement (the "Proposed Advisory Agreement") between the Fund and Stonebridge Capital Management, Incorporated (the "Adviser"), a copy of which is set forth as Exhibit A to this Proxy Statement. The Board approved the Proposed Advisory Agreement, in connection with the replacement of several of the Fund's current service providers, in an effort to enhance and modernize the operations of the Fund.

     The Adviser and its predecessors have served the Fund since 1958. Presently, NIF Management Co., Inc. ("NIF") acts as Fund Manager to the Fund pursuant to a management agreement (the "Management Agreement") with the Fund dated May 26, 1992. NIF is an indirect wholly-owned subsidiary of Health Care Service Corporation, a Mutual Legal Reserve Company ("Health Care"). The Adviser provides investment subadvisory and administrative services to the Fund under an

Investment Advisory Agreement with NIF dated May 26, 1992 (the "Current Advisory Agreement"). The principal underwriter of the Fund's shares is Industry Savings Plans, Inc., an affiliate of NIF and an indirect wholly-owned subsidiary of Health Care. The Fund's transfer agent and dividend-disbursing agent is NIF, and the Fund's custodian is Colorado National Bank of Denver.

     As part of the modernization of the Fund's operations, the Board has approved the termination of the Fund's Management Agreement with NIF and distribution arrangements with Industry Savings Plans, Inc. and the retention of ALPS Mutual Funds Services, Inc., a company engaged principally in the business of providing distribution, adminstrative and other services to mutual funds, as the Fund's Distributor, Administrator, and Transfer Agent. The Fund's Distribution and Administration arrangements with ALPS Mutual Funds Services, Inc. will become effective when and if the Fund enters into the Proposed Advisory Agreement. The Fund's Transfer Agent arrangement will become effective as soon as practicable after the Fund enters into the Proposed Advisory Agreement. The Board has also approved the retention of The Fifth Third Bank ("Fifth Third"), a custodian of more than $95 billion of mutual fund assets, as the Fund's custodian and accounting agent.

     All of the directors of the Fund are also directors of Stonebridge Aggressive Growth Fund, Inc., a mutual fund for which NIF currently provides transfer agent and dividend-disbursing services, and for which the Adviser currently provides investment advisory services. The directors of Stonebridge Aggressive Growth Fund, Inc. have approved similar modernization arrangements with the same new service providers, and have submitted to its shareholders for approval a new investment advisory agreement with the Adviser which is the same in all substantial respects (other than advisory fees) as the Proposed Advisory Agreement.

  THE CURRENT INVESTMENT ADVISORY AGREEMENT

     The Adviser acts as investment subadviser to the Fund under an Investment Advisory Agreement which was last approved by the stockholders of the Fund at the Annual Meeting of Stockholders held on May 26, 1992. At that time, the stockholders also approved the Management Agreement with NIF. Continuance of the Current Advisory Agreement and Management Agreement was last approved by the Board of Directors of the Fund, including all of those directors who are not parties to the Agreement or "interested persons" of any such party (as such term is defined in the Act), at a meeting called for such purpose on December 17, 1996.

     The Current Advisory Agreement requires the Adviser to supervise the investment of the assets of the Fund and place orders with securities broker/dealers for the purchase or sale of securities on behalf of the Fund, subject to the policies and controls of the Board of Directors of the Fund.

As consideration for furnishing such services, the Current Advisory Agreement provides that the Adviser will receive from NIF an annual advisory fee which is a percentage of the average weekly net asset value of the Fund equal to the following: 1/2 of 1% of the first $10,000,000; 1/4 of 1% of the next $15,000,000; and 1/8 of 1% of the excess over $25,000,000. Such fee, determined by taking the average of the net asset values of the Fund on the last day of each week, is paid monthly.

     As stated above, the Adviser receives its fee from NIF which pays such fee out of the fees NIF receives from the Fund. Under the Management Agreement, NIF receives a monthly management fee equal to the annual rate of 3/4 of 1% of the first $10,000,000 of the average weekly net assets of the Fund, 5/8 of 1% of the next $15,000,000, and 9/16 of 1% of the excess over $25,000,000.

     The Current Advisory Agreement provides that it will remain in force and effect for successive annual periods provided that its continuance is specifically approved at least annually by a majority of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding securities of the Fund, but in either event it must be approved by a majority of the directors who are not parties to the Current Advisory Agreement or "interested persons" of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement may be terminated without penalty at any time by the Board of Directors of the Fund, or by vote of the holders of a majority of the outstanding securities of the Fund or by the Adviser upon sixty days written notice. The Current Advisory Agreement will automatically terminate in the event the Management Agreement is terminated or, in the event of its assignment as such term is defined in Section 2(a)(4) of the Act.

  THE PROPOSED INVESTMENT ADVISORY AGREEMENT

     As discussed below, on April 10, 1997 the Board of Directors decided to terminate the Fund's current Management Agreement with NIF, approve the Proposed Advisory Agreement between the Adviser and the Fund and directed that the Proposed Advisory Agreement be submitted to the Fund's stockholders for their approval. The Proposed Advisory Agreement for the Fund is substantially similar to the Current Advisory Agreement except as follows:
(i) the annual fee paid to the Adviser would be increased to 0.75% of the Fund's average daily net assets; (ii) the Proposed Advisory Agreement would include a specific standard of liability, common in the mutual fund industry, providing that Adviser would not be liable for losses incurred by the Fund except as a result of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Proposed Advisory Agreement, and that the Fund would indemnify the Adviser against other liabilities if the Adviser met this standard of care. This proposed fee would be in lieu of the fees currently paid by the Fund to the Fund Manager as set forth above. In all other substantial respects the Current Advisory Agreement and Proposed Advisory Agreement are identical.

        The following table and example are designed to assist shareholders in understanding the difference in the amount of fees and expenses paid and which would have been paid by the Fund under the Management Agreement and Proposed Advisory Agreement. Actual expenses may be greater or less than those shown.


                               SUMMARY OF EXPENSES


                                                                  For the year ended
                                                                   November 30, 1996       Pro Forma
                                                                  ------------------       ---------
SHAREHOLDER TRANSACTION EXPENSES                                                             none
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                                    none                none

Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)                                    none                none

Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as applicable)                  none                none

Redemption Fees ( as a percentage of amount redeemed,
  if applicable)                                                         none                none

Exchange Fee                                                             none                none

ANNUAL FUND OPERATING EXPENSES (as a percentage of                       none                none
  average net assets)

Management Fees                                                         0.64%               0.75%

12b-1 Fees                                                               none                none

Other expenses (audit, legal shareholder services,
  transfer agent, custodian and miscellaneous)                          0.83%               0.75%

Total Fund Operating Expenses                                           1.47%               1.50%


EXAMPLE

You would pay the following total
fees and expenses on a $1,000
investment, assuming (1) 5% annual
return(*) and (2) redemption
at the end of each time period:           1 year        3 years       5 years      10 years
                                          ------        -------       -------      --------
Actual (year ended November 30, 1996)       $15           $47           $81         $177
Pro Forma                                   $15           $48           $82         $180(**)

(*) Use of this assumed annual return is mandated by the Securities and Exchange Commission and is not intended to be an illustration of past or future investment results.

(**) These are cumulative totals. The average fees and expenses paid over a 10-year period would be approximately $15.07 and $15.38 per year, respectively, on an actual and a pro forma basis.


INVESTMENT ADVISER

     The principal executive officers and the directors of Stonebridge Capital Management, Incorporated, together with their principal occupations during the past five years, are as follows:

    NAME AND POSITION               PRINCIPAL OCCUPATIONS
    WITH THE ADVISER               DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------
RICHARD C. BARRETT                 See Proposal No. 1
  PRESIDENT AND DIRECTOR

JOHN G. AYER                       President of Stonebridge Aggressive Growth
  DIRECTOR AND                     Fund, Inc.; Director, Taylor & Turner
  EXECUTIVE VICE PRESIDENT         Assoc., Ltd., a venture capital
                                   organization -- 1801 Century Park East,
                                   Suite 1800, Los Angeles, CA 90067

EDWARD N. MCCULLY                  Formerly President, Stonebridge Growth
  SENIOR VICE PRESIDENT            Fund, Inc.; and Vice President,
                                   Stonebridge Aggressive Growth Fund,
                                   Inc. -- 1801 Century Park East,
                                   Suite 1800, Los Angeles, CA  90067

DEBRA L. NEWMAN                    See Proposal No. 1
  MANAGING DIRECTOR, EXECUTIVE
  VICE PRESIDENT, CHIEF
  FINANCIAL OFFICER AND
  SECRETARY

    The Adviser is owned by six of its employees. Richard C. Barrett owns 39.2%, Debra L. Newman owns 15.6%, Karen H. Parris, Timothy G. Walt, and Charles E. Woodhouse each owns 11.8%, and John G. Ayer owns 9.8% of the outstanding stock of the Adviser.

     The Adviser is also investment adviser to Stonebridge Aggressive Growth Fund, Inc. The Board of Directors of Stonebridge Aggressive Growth Fund, Inc. has proposed to its stockholders that the Adviser be retained as investment adviser under a new advisory agreement on the same terms (other than advisory fees) as the Proposed Advisory Agreement. The following table sets forth information concerning the current and proposed advisory fees for the Stonebridge Aggressive Growth Fund, Inc.:


                                                                          Investment Advisory Fees
   Name of Fund                           Net Assets as of 10/31/96       Current         Proposed
   ------------                           -------------------------       -------         --------
Stonebridge Aggressive Growth Fund, Inc.           $4,538,598              0.50%            1.00%


PORTFOLIO TRANSACTIONS

     The Adviser determines which broker or dealer to use for the purchase and sale of the Fund's portfolio securities, and negotiates brokerage commission rates on behalf of the Fund. During the fiscal year ended November 30, 1996, orders for the purchase and sale of portfolio securities were placed by the Adviser, on behalf of the Fund, with 10 broker/dealer firms, resulting in payment of brokerage fees by the Fund in the aggregate amount of $121,103. Approximately 78.86% of these brokerage commissions were paid to broker/dealer firms which, in addition to executing the securities transactions, also furnished the Adviser with statistical and research material. During the fiscal years ended November 30, 1994 and 1995, the Fund paid brokerage fees in the aggregate amount of $67,890 and $104,550, respectively. None of the broker/dealer firms with which the Fund conducts business is engaged in sales of the Fund and none is affiliated with either the Fund, the Adviser or the Fund's principal underwriter.

     It is the Fund's policy to obtain the best security price and execution available, and in doing so it will assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker-dealer's services. In determining the quality of brokerage services, consideration is given to statistical and research services as well as brokerage services. Allocation of business among broker-dealers is not based on any definitive formula and a specific dollar value cannot be placed on the statistical and research material furnished the Adviser by broker-dealers.

     Research services furnished by brokers through whom the Fund effects security transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. Subject to periodic review by the Board of Directors, the Adviser is authorized to pay higher commissions to brokerage firms that provide it with statistical and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided. When the Fund purchases or sells a security which is not listed on a national securities exchange but which is traded in the over-the-counter market, the transaction generally takes place directly with a principal market maker except in those circumstances where, in the opinion of the Fund, better prices and executions will be achieved through the use of other broker-dealers. The Adviser does not receive any benefit directly or indirectly arising from these transactions.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Adviser, available investments are allocated in the discretion of the Adviser by such means as, in its judgment, result in fair treatment. The Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

     The rate of the Fund's portfolio turnover during the fiscal years ended November 30, 1994, 1995 and 1996 was 26%, 38% and 45%, respectively.

BOARD CONSIDERATIONS

     The Directors of the Fund who are not affiliated with the Adviser considered the Proposed Advisory Agreement for the Fund at a meeting of the Board of Directors held on April 10, 1997. The Adviser provided information to the Directors to assist them in their deliberations at the April meeting and at meetings of the Board held on March 13 and 26, 1997.

     Under the Fund's current service arrangements, the Adviser does not have a direct contractual relationship with the Fund, but rather provides investment management services as subadviser pursuant to a contract with NIF. The Board of Directors has determined that it would be in the best interest of the stockholders of the Fund to replace the current arrangements with one in which the Adviser is directly responsible to the Board. NIF is not in the business of providing administrative services to mutual funds other than the Fund and Stonebridge Aggressive Growth Fund, Inc., With respect to Stonebridge Aggressive Growth Fund, Inc., the Adviser reports directly to the Board and NIF does not serve in an advisory capacity. As NIF is not in a position to provide a significant level of oversight over the investment advisory services provided by the Adviser, the Board believes that there is no reason to interpose NIF into the contractual arrangements for management of the Fund's portfolio.

     In addition, the Board believes that in the current competitive marketplace the Fund would be best served if its non-advisory functions were administered by service providers with substantial industry experience. ALPS and Fifth Third have for many years provided services to a wide variety of mutual fund clients. ALPS' sole business is the provision of administrative, distribution, transfer agency and related services to mutual funds, and as of December 31, 1996 it provided such services to funds with aggregate assets of approximately $2 billion. Similarly, as of December 31, 1996
Fifth Third provided custody services to funds with aggregate assets of approximately $95 billon. Accordingly, upon stockholder approval of the Proposed Advisory Agreement, the Board of Directors intends to terminate the Fund's current Management Agreement and other service relationships with NIF.

     In seeking a fee increase the Adviser provided the Board of Directors with a variety of information, including a pro-forma expense summary of the Fund; total expenses for the last two fiscal years; a historical expense ratio summary of the Fund for the past five years; overall expense ratio and fee comparisons for the Fund and comparable funds based on information provided by Lipper Analytical Services, Inc.; the profitability of the Adviser's operations; performance data for the Fund; background information concerning officers and employees of the Adviser providing services to the Fund; and conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry.

     The Adviser indicated that over the years it had supported the Fund with resources, such as enhanced computer capabilities and the expansion of the Adviser's quantitative research abilities, that were not required by the Current Advisory Agreement, without seeking additional compensation. The Adviser also noted that it has developed new methods of securities analysis without additional cost to the Fund, to further assist it in managing the Fund's assets. The Adviser indicated that the new advisory fee rate, if approved by stockholders, would be commensurate with advisory fees paid by comparable funds with similar investment objectives and total assets. In conjunction with the proposed increase in the advisory fee rate, the Adviser informed the Board that it would limit the overall annual expenses of the Fund to 1.5% of annual average net assets for a five year period. For the past five years ending November 30, 1996, the average expense ratio of the Fund was 1.55%. The Proposed Advisory Agreement provides that any Fund expenses borne by the Adviser in any year pursuant to this limitation will be reimbursed to the Adviser at any year in the future if, after the reimbursement, the expenses of the Fund for such year are less than 1.5%.

     The Directors considered a variety of factors in approving the Proposed Advisory Agreement, including the nature, quality and extent of services provided to the Fund by the Adviser; the ability of its personnel; data with respect to the Fund's investment results; the fee paid to the Adviser; an analysis of the Proposed Advisory Agreement and its effect on fees payable to the Adviser by the Fund, including a comparison of the management fees which would be paid under the Proposed and Current Agreements; and the immediate implications of a fee increase on the Fund's investment performance. The Directors further considered that the Fund's current management fee structure is less than that of comparable growth funds, and that the Fund's proposed management fee structure is similar to that of comparable growth funds, and noted that the Fund does not pay sales loads or Rule 12b-1 fees in connection with the distribution of Fund shares. The Directors also considered the desirability of encouraging the Adviser to continue supporting the Fund with additional resources and efforts to benefit stockholders, in matters which may not be required under the Proposed Advisory Agreement.

     Of these factors, the Directors considered the most significant to be the past provision by the Adviser of high-quality services at a below-market rate of compensation. The Board believes that the additional services and enhancements provided by the Adviser in the past have made a significant contribution to the Fund's operations, and that with an appropriate level of compensation the Adviser will be in a position to continue to provide high-quality services to the Fund in the foreseeable future. In addition, the Directors considered an important factor to be the Adviser's willingness to ensure that, for the next five years, the overall expenses of the Fund will be limited to the Fund's average expense level over the past five years, notwithstanding the increase in its advisory fees.

     Based on its evaluation of the materials presented, the Board of Directors concluded that the fee structure proposed by the Adviser in the Proposed Advisory Agreement is appropriate for the Fund. Therefore, on April 10, 1997, the Board of Directors approved the terms of the Proposed Advisory Agreement, and the Board recommends that stockholders vote for the Proposed Advisory Agreement.

     It is the intention of the persons named in the attached Proxy to vote shares represented by Proxy for approval of the Proposed Advisory Agreement, unless otherwise indicated in the Proxy. If the Proposed Advisory Agreement is not approved, the Current Advisory Agreement will continue in effect.


            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
          VOTE "FOR" APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

                                PROPOSAL NO. 3

                           SELECTION OF ACCOUNTANTS

     The Board of Directors has selected the firm of Hein + Associates as independent public accountants for the Fund for the fiscal year ending November 30, 1997. As required by the Investment Company Act of 1940, such selection is submitted to the stockholders for their ratification. It is the intention of the persons named in the attached Proxy to vote in favor of ratification of such selection.

     For the fiscal year ended November 30, 1996, Hein + Associates served as the Fund's independent public accountants and performed audit services. At the request of the Chief Financial Officer of the Fund, it also performed the non-audit service of preparing the Fund's income tax returns for the fiscal year 1996. The employment of Hein + Associates as independent public accountants for the fiscal year ended November 30, 1996, was approved by the Fund's Board of Directors and ratified by its stockholders before any audit services were rendered.

     No representative of Hein + Associates will be present at the Annual
Meeting.


EXPENSES OF SOLICITATION

     The cost of this solicitation will be borne by the Fund. In addition to the mails, Proxies may be solicited by directors and officers of the Fund by personal interviews, telephone and facsimile. Banks, brokerage houses, and other custodians, nominees and fiduciaries may forward soliciting material to beneficial owners of stock entitled to vote at the meeting, and such persons will be reimbursed by the Fund for their out-of-pocket expenses incurred in this connection.


DEADLINE FOR SUBMITTING PROPOSAL FOR NEXT YEAR'S MEETING

     The Fund's next Annual Meeting is currently scheduled for March 27, 1998. Any proposal intended to be presented by a stockholder at the next Annual Meeting of stockholders must be received by the Secretary of the Fund at the Fund's principal office not later than December 4, 1997, in order to be considered for inclusion in the Fund's proxy statement and form of proxy for that meeting. Any such proposals must satisfy all applicable federal and state legal requirements.

OTHER MATTERS

     The management knows of no other business to presented at the Annual Meeting, but if other matters properly do come before the Annual Meeting it is intended that the persons named in the Proxy will vote with respect to such matters in accordance with their best judgment.



Debra L. Newman
President

                                                                      Exhibit A

                        INVESTMENT ADVISORY AGREEMENT



     THIS INVESTMENT ADVISORY AGREEMENT is made as of___________1997 between STONEBRIDGE GROWTH FUND, INC. a Delaware corporation (the "Fund"), and STONEBRIDGE CAPITAL MANAGEMENT, INCORPORATED, a California corporation (the"Investment Adviser").

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Fund desires to retain the Investment Adviser to furnish investment advisory services to the Fund;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to serve as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. SERVICES. Subject to the supervision of the Fund's Board of Directors (the "Board"), the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents held by the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide its services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended from time to time (collectively, the "Prospectus"), and resolutions of the Board. The Investment Adviser further agrees that it:

          (a) Will conform with all applicable rules and regulations of the Securities and Exchange Commission and will conduct its activities under this Agreement in accordance with all other applicable laws.

          (b) Will place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Investment Adviser. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Fund the best available price and execution. In assessing the best overall terms available for any transaction, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the order, the difficulty and risk of execution, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

     In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. The Investment Adviser may also select brokers who sell shares Fund to execute portfolio transactions. The extent and continuation of these practices will be subject to periodic review by the Board.

     In executing portfolio transactions for the Fund, the Investment Adviser may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Prospectus, to the extent permitted by applicable laws and regulations. In such event, the Investment Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

           (c) Will maintain all books and records with respect to the securities transactions of the Fund, keep books of account with respect to the Fund and furnish the Board with such periodic and special reports as the Board may request.

           (d) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and shareholders of the Fund or those persons or entities who respond to inquiries concerning investment in the Fund, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Fund except after prior notification to and approval in writing by the Fund, which approval will not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Nothing contained herein, however,- will prohibit the Investment Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Fund.

     3. SERVICES NOT EXCLUSIVE. The Investment Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed its agent. The investment management services furnished by the Investment Adviser hereunder are not deemed exclusive, and the Investment Adviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     4. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. In addition, the Investment Adviser agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

     5. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and paid monthly (in arrears), at the annual rate of .75% of the average daily net assets of the Fund.

     The Investment Adviser may from time to time voluntarily agree to reduce its fees or absorb other operating expenses to ensure that the expenses of the Fund do not exceed certain limitations. In such event, any such reductions and other expenses paid by the Investment Adviser will be repaid to the Investment Adviser by the Fund, without interest, at such later time or times as they may be repaid without causing the aggregate operating expenses of the Fund to exceed such voluntary expense limitation. In the event this Agreement is terminated for any reason, any such repayment obligation will also be terminated without further liability to the Fund.

      7.  REPRESENTATIONS AND WARRANTIES.

          (a) The Fund represents and warrants to the Investment Adviser that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions where the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-lA under the Securities Act of 1933, as amended, on behalf of the Fund is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Fund being offered for sale; (iv) it is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform this Agreement; and (v) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

          (b) The Investment Adviser represents and warrants to the Fund that: (i) it is a corporation duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions where the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform this Agreement; (iii) all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement; and (iv) it is a registered investment adviser under the Investment Advisers Act of 1940 and applicable state laws.

     8.  LIMITATION OF LIABILITY; INDEMNIFICATION.

          (a) The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or by reason of the Investment Adviser's reckless disregard of its obligations and duties under this Agreement.

          (b) The Fund will indemnify and hold harmless the Investment Adviser from and against all liabilities, damages, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Fund; provided, however, that the Investment Adviser will not be entitled to indemnification with respect to any liability to the Fund or the shareholders of the Fund by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or by reason of the Investment Adviser's reckless disregard of its obligations and duties under this Agreement.

     9. DURATION AND TERMINATION. This Agreement will become effective on the date first written above. Unless sooner terminated as provided herein, this Agreement will continue in effect for a period of two years from the date hereof. Thereafter, if not terminated, this Agreement will continuein effect for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, or (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Board or by vote of a majority of the outstanding voting securities of such Fund), or by the

Investment Adviser, upon not less than 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as the meaning of such terms in the 1940 Act.)

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement will be effective as to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund, except as may be permitted by the 1940 Act.

     11. NOTICES. Notices of any kind to be given to the either party will be in writing and will be duly given if mailed, delivered or communicated by answer back facsimile transmission to the party at 1801 Century Park East, Suite 1800, Los Angeles, California 90067, Facsimile 310/277-1456, Attention:
President, or at such other address or to such individual as will be so specified by the party.

     12.  MISCELLANEOUS.

          (a) This Agreement constitutes the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

          (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

          (d) This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts of laws, of the State of Delaware; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

                                       STONEBRIDGE GROWTH FUND, INC.


                                       By:
                                          ----------------------------------
                                              President

                                       STONEBRIDGE CAPITAL MANAGEMENT
                                                         INCORPORATED

                                       By:
                                          ----------------------------------
                                              President

                            STONEBRIDGE GROWTH FUND, INC.
                                       PROXY
                    ANNUAL MEETING OF STOCKHOLDERS -- JULY 23, 1997

-------------------------------------------------------------------------------

   The undersigned stockholder of Stonebridge Growth Fund, Inc., hereby appoints Selvyn B. Bleifer and Marvin Freedman, or any of them, proxies each with full power of substitution to represent the undersigned at the Annual Meeting of the Stockholders to be held in Suite 1800, 1801 Century Park East, Los Angeles, California, on July 23, 1997 at 3:00 p.m. and at any adjournment thereof, and to vote all shares of stock which the undersigned would be entitled to vote with respect to the election of directors, upon the proposals set forth below and upon other matters properly coming before the meeting.
Such authority includes the right, in the discretion of the proxies, and each of them, to cumulate votes for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy among the five nominees named below or any substitute person or persons nominated by the Board of Directors for election to the Board.

   Unless otherwise specified below, the undersigned's vote is to be cast FOR proposals 1, 2 and 3.

                                     NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME
                                     APPEARS ON THIS PROXY CARD. This instrument must be signed by the registered holder(s). When signing as attorney, administrator, trust or guardian, please give full title as such. PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING POSTPAID ENVELOPE.

                                     ------------------------------------------
                                     Signature(s)

                                     ------------------------------------------
                                     Signature(s)

                                     Date:                      , 1997
                                           --------------------

TO VOTE FILL IN BOX
COMPLETELY. PLEASE
INDICATE YOUR VOTE BELOW
IN BLUE OR BLACK INK.
EXAMPLE:  /X/

PROPOSAL 1:   Election of five (5) Directors to the Board of Directors:
INSTRUCTION:  To cumulate votes, write the number of votes cast for each of the nominees in the space following each of the nominees' names above, in accordance with the instructions in the Proxy Statement.
              To withhold authority to vote for any individual nominee, write that nominee's name below.

             / / FOR all nominees listed (with exceptions noted)       / / WITHHOLD AUTHORITY to vote for all nominees listed
             (1) Richard C. Barrett ___      (2) Selvyn B. Bleifer ___      (3) Marvin Freedman ___
             (4) Charles F. Haas ___         (5) William H. Taylor II ___

             ------------------------------------------------------------------------------------------------------------------

PROPOSAL 2:  Approval of investment          FOR    AGAINST     ABSTAIN
             advisory agreement with
             Stonebridge Capital
             Management, Incorporated.

PROPOSAL 3:  Ratification of the             FOR    AGAINST     ABSTAIN
             selection by the
             Board of Directors of
             Hein + Associates as
             independent public
             accountants for the
             fiscal year ending
             November 30, 1997.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, IT SHALL BE VOTED IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, IT SHALL BE VOTED FOR EACH OF THE PROPOSALS INDICATED ABOVE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

                                          4